UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2023

MANHATTAN ASSOCIATES, INC.

(Exact name of Registrant as Specified in Its Charter)

Georgia	0-23999	58-2373424
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 Windy Ridge Parkway Tenth Floor
Atlanta, Georgia		30339
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 770 955-7070

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	MANH	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On Thursday, May 11, 2023, Manhattan Associates, Inc., a Georgia corporation (the “Company”), held the Company’s 2023 Annual Meeting of Shareholders (the “Annual Meeting”) in Atlanta, Georgia. As of the record date, March 17, 2023, there were 62,045,670 shares of common stock entitled to vote at the Annual Meeting. There were present at the Annual Meeting, in person or by proxy, holders of 59,156,172 shares, representing approximately 95% of the common stock entitled to vote at the Annual Meeting.

The matters considered and voted on by the Company’s shareholders at the Annual Meeting, the votes cast for, or against, and the number of abstentions and broker non-votes with respect to each matter voted upon, as applicable, are set forth below:

Proposals	Term Expires	Number of Votes
		For	Against	Abstained	Broker Non-Votes
1. Election of Class I Directors
Eddie Capel	2026	54,913,931	2,275,787	65,527	1,900,927
Charles E. Moran	2026	46,616,262	10,569,806	69,177	1,900,927

The nominees for Class II Directors were elected, and each received the affirmative vote of a majority of the votes cast.

	Number of Votes
	For	Against	Abstained	Broker Non-Votes
2. Non-binding resolution to approve the compensation of the Company’s named executive officers.	54,979,079	2,210,244	65,922	1,900,927

The Company’s shareholders approved proposal 2 set forth above.

	Number of Votes
	1 Year	2 Years	3 Years	Abstain
3. Non-binding resolution to determine the frequency of future advisory votes to approve the compensation of the Company’s named executive officers.	56,180,625	6,017	1,003,737	64,866

The Company’s shareholders recommended a frequency of every 1 year for proposal 3 set forth above. Consistent with the results of the shareholder advisory vote on proposal 3, the Company's Board of Directors has determined that the Company will hold future shareholder advisory votes on executive compensation on an annual basis until the next shareholder advisory vote on the frequency of such advisory votes.

	Number of Votes
	For	Against	Abstained	Broker Non-Votes
4. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.	57,435,463	1,655,497	65,212	0

The Company’s shareholders approved proposal 4 set forth above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Manhattan Associates, Inc.

Date:	May 11, 2023	By:	/s/ Bruce S. Richards
Senior Vice President, Chief Legal Officer and Secretary